                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 13, 2001

                            Kimco Realty Corporation
             (Exact name of registrant as specified in its charter)


          Maryland                        1-10899                 13-2744380
----------------------------         ----------------        -------------------
(State or other jurisdiction         (Commission File           (IRS Employer
      of incorporation                    Number)            Identification No.)

  3333 New Hyde Park Road
  New Hyde Park, New York                                         11042-0020
  -----------------------                                         ----------
   (Address of principal                                          (zip code)
     executive offices)




                                  516/869-9000
                            -----------------------
                            Registrant's telephone,
                              including area code


                                 Not Applicable
--------------------------------------------------------------------------------
         (former name or former address, if change since last report.)

                   KIMCO REALTY CORPORATION AND SUBSIDIARIES
                                 CURRENT REPORT
                                       ON
                                    FORM 8-K


Item 7.  Financial Statements and Exhibits

The items listed below are filed as exhibits and are incorporated by reference into the registration statements on Form S-3 and all amendments thereto (No. 333-61303 and No. 333-59970).

Exhibits

         1(e)     U.S. Underwriting Agreement, dated December 11, 2001, between
Salomon Smith Barney, Inc. and Kimco Realty Corporation.

         1(f)     U.S. Terms Agreement, dated December 11, 2001, between Salomon
Smith Barney, Inc. and Kimco Realty Corporation.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Kimco Realty Corporation
                                             ------------------------
                                                    Registrant


Date:  December 13, 2001


                                             By: /s/ Michael V. Pappagallo
                                                 -------------------------------
                                                 Michael V. Pappagallo
                                                 Chief Financial Officer